NATIONSBANK CORPORATION

                                 Plan Amendments

        WHEREAS, many employees of NationsBank Corporation and its subsidiaries participate in employee benefit plans that provide (i) retirement and deferred compensation benefits, (ii) equity incentive compensation and (iii) health, welfare and severance benefits; and

        WHEREAS, certain of those plans provide special benefits in the event of a "change in control" or "change of control" (including in certain cases accelerated vesting of benefits), including without limitation the following plans:

        1986 Restricted Stock Award Plan of NationsBank Corporation, As Amended

        NationsBank Corporation Key Employee Stock Plan

        The NationsBank Pension Plan

        NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan

        NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan for Senior Management Employees

        NationsBank Corporation and Designated Subsidiaries Deferred Compensation Plan for Key Employees

        NationsBank Corporation and Designated Subsidiaries Supplemental Retirement Plan

        Barnett Employee Savings and Thrift Plan

but specifically excluding the NationsBank Corporation 1996 Associates Stock Option Award Plan (collectively, the "Affected Plans"); and

        WHEREAS, pursuant to the terms and provisions of the Affected Plans, NationsBank Corporation has reserved the right to amend the Affected Plans in the manner set forth herein;

        NOW, THEREFORE, NationsBank Corporation does hereby declare that the Affected Plans are hereby amended effective as of the date hereof as follows:

        1. Effect of BankAmerica Corporation Transaction. Each Affected Plan is hereby amended by adding the following sentence as a final section to the Affected Plan:

        "Notwithstanding anything contained herein to the contrary, the transactions between NationsBank Corporation and BankAmerica Corporation contemplated
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        by that certain Agreement and Plan of Reorganization dated as of April
        10, 1998 between NationsBank Corporation and BankAmerica Corporation shall not constitute or be deemed to constitute a "Change in Control" or "Change of Control" for purposes of this Plan or for any other purposes."

        2. Continuation of Affected Plans. Except as expressly or by necessary implication amended hereby, the Affected Plans shall continue in full force and effect.

        IN WITNESS WHEREOF, NationsBank Corporation has caused this instrument to be executed by its duly authorized officer as of the 10th day of April, 1998.

                             NATIONSBANK CORPORATION


                             By:   /s/ C. J. Cooley
                             -------------------------------------------------
                             C. J. Cooley, Principal Corporate Personnel Officer


        The undersigned, solely in its capacity as Trustee of The NationsBank Pension Plan, hereby joins in the execution of this instrument in accordance with Section 11.1 of The NationsBank Pension Plan.


                                NATIONSBANK, N.A.


                                By:  /s/ Tom Hortenstine
                                   -------------------------------------------
                                   Name:  Tom Hortenstine
                                        --------------------------------------
                                   Title:    SVP
                                         -------------------------------------

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

                                AMENDMENT TO THE
                     NATIONSBANK CORPORATION AND DESIGNATED SUBSIDIARIES SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, NationsBank Corporation ("NationsBank") and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain the NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan (the "Plan"); and
     WHEREAS, NationsBank desires to amend the Plan to modify the method of benefit payment under the Plan; and
     WHEREAS, the Compensation Committee of the Board of Directors of NationsBank has authorized and approved said amendment to the Plan in accordance with the provisions of Article VI of the Plan;
     NOW, THEREFORE, NationsBank does hereby declare that the Plan is hereby amended effective as of July 1, 1998 as follows:

        1.     Section 4.12 of the Plan is amended to read as follows:
               "Section 4.12. Special Election of Single Lump Sum or Installment Payments.

               (a) Alternative Methods of Payment. Notwithstanding any provisions of the Plan to the contrary, a Participant may irrevocably elect pursuant to this Section 4.12 to have the benefits payable under Sections 4.2, 4.3 or 4.4 upon the Participant's Retirement or the benefits payable under Section 4.6 upon the Participant's death while in Service paid in accordance with one of the following methods of payment and in lieu of the method otherwise applicable under the provisions of this Article IV:

                      (i)    a single lump sum payment;

                    (ii)     five (5) annual installments; or

                   (iii)     ten (10) annual installments.

               (b) Timing of Elections and Effective Date. Any method of payment election under this Section 4.12 must be made during the ninety (90) day period beginning on the latest of (i) the date the Participant commences participation in the Plan, (ii) the date the Participant attains age fifty-four (54) or (iii) July 1,

        1998. Any such election shall be made on such form and pursuant to such procedures as are adopted by the Plan Committee for such purpose and shall become effective upon the first anniversary of the date such election is made.

               (c) Amount of Payments. The amount of any single lump sum payment payable under this Section 4.12 upon a Participant's Retirement shall be the Commuted Payment Amount determined for such Participant as of the date of such Participant's Retirement. The amount of any single lump sum payment payable under this Section 4.12 upon a Participant's death while in Service [or, to the extent provided in Section 4.6(b), while Disabled] shall be the actuarially equivalent single sum value of the benefits (if any) provided for in Section 4.6(c) determined as of the date of the Participant's death using assumptions consistent with those set forth in Exhibit B to the Plan. The amount of each annual installment payment payable under this Section 4.12 upon a Participant's Retirement or death while in Service shall be the amount necessary to amortize the single lump sum payment that would have been payable with respect to the Participant (if it had been elected) using the 30-year U.S. Treasury bond ask yield for the last business day of the calendar month immediately preceding the Participant's Retirement or death."

        2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.
        IN WITNESS WHEREOF, NationsBank has caused this instrument to be executed by its duly authorized officer as of the 24th day of June, 1998.

                                            NATIONSBANK CORPORATION



                                            By:    /s/ C. J. Cooley
                                               --------------------------------
                                                   C. J. Cooley
                                                   Executive Vice President


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

                             BANKAMERICA CORPORATION

                                 Plan Amendments

        WHEREAS, as a result of the consummation of the transactions contemplated by the Agreement and Plan of Reorganization between NationsBank Corporation and BankAmerica Corporation dated April 10, 1998 (the "BankAmerica Transactions"), BankAmerica Corporation (the "Corporation") and its affiliates sponsor numerous "employee benefit plans" within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (each a "Plan" and collectively the "Plans"); and

        WHEREAS, immediately prior to the consummation of the BankAmerica Transactions, certain of the Plans were sponsored by NationsBank Corporation and its affiliates (the "NationsBank Group Plans") and certain of the Plans were sponsored by BankAmerica Corporation and its affiliates (the "BankAmerica Group Plans"); and

        WHEREAS, for a period of time following the BankAmerica Transactions, it is anticipated that the NationsBank Group Plans and the BankAmerica Group Plans will continue to be maintained as separate employee benefit programs; and

        WHEREAS, the Corporation desires to amend the Plans to clarify which groups of employees are covered by the Plans from and after the consummation of the BankAmerica Transactions in order to avoid duplication of coverage; and

        WHEREAS, pursuant to the terms and provisions of the Plans, the Corporation has reserved the right to amend the Plans as set forth herein;

        NOW, THEREFORE, the Corporation does hereby declare that the Plans are hereby amended effective as of the date hereof as follows:

        1. Effect of BankAmerica Transactions. Each Plan is hereby amended by adding the following Addendum:

                                "ADDENDUM 1998-1

                       Effect of BankAmerica Transactions

               (a) Background. NationsBank Corporation and BankAmerica Corporation entered into an Agreement and Plan of Reorganization dated April 10, 1998 pursuant to which NationsBank Corporation was re-incorporated as a Delaware corporation, BankAmerica Corporation was merged into NationsBank Corporation, and the resulting corporation was renamed as BankAmerica Corporation (the "BankAmerica Transactions"). Immediately prior to the consummation of the BankAmerica Transactions, certain employee benefit plans were sponsored by NationsBank Corporation and its subsidiaries (the "NationsBank Group Plans") and certain employee benefit plans were sponsored by BankAmerica Corporation and its subsidiaries (the "BankAmerica Group Plans"). The purpose of this Addendum is to clarify which groups of employees are covered by the NationsBank Group Plans and the

        BankAmerica Group Plans from and after the consummation of the BankAmerica Transactions in order to avoid duplication of coverage.

               (b) Designation of Plan Coverage. From and after the consummation of the BankAmerica Transactions, each employee of BankAmerica Corporation or any of its affiliates shall be classified as a member of either the "NationsBank Group" or the "BankAmerica Group," but not both. In that regard, each employee who immediately prior to the consummation of the BankAmerica Transactions was employed by NationsBank Corporation or any of its affiliates shall be classified as a NationsBank Group member, and each employee who immediately prior to the consummation of the BankAmerica Transactions was employed by BankAmerica Corporation or any of its affiliates shall be classified as a BankAmerica Group member, in either case unless and until a different determination is made by the Principal Corporate Personnel Officer of BankAmerica Corporation, or any other officer of the Corporate Personnel Group of BankAmerica Corporation that is authorized by the Principal Corporate Personnel Officer (an "Authorized Officer"). Members of the NationsBank Group shall participate only in the NationsBank Group Plans in accordance with the terms and provisions of such plans, and members of the BankAmerica Group shall participate only in the BankAmerica Group Plans in accordance with the terms and provisions of such plans, in either case unless and until a different determination is made by an Authorized Officer. Any Authorized Officer shall have the full power and authority in his or her sole and exclusive discretion to determine whether an employee is classified as a member of the NationsBank Group or the BankAmerica Group for purposes of this Addendum, including without limitation in connection with job transfers and persons who are first employed after the consummation of the BankAmerica Transactions."

        2. Plan Administrator for BankAmerica Group Plans. The following paragraph (c) is added to the end of Addendum 1998-1 for each BankAmerica Group
Plan:

               "(c) Plan Administrator. From and after the consummation of the BankAmerica Transactions, "Administrative Committee," and to the extent applicable "Investment Committee," for each BankAmerica Group Plan shall mean the individuals then serving as the members of the Corporate Benefits Committee of BankAmerica Corporation (which prior to the consummation of the BankAmerica Transactions was known as the Corporate Benefits Committee of NationsBank Corporation)."

        3. Continuation of Plans. Except as expressly or by necessary implication amended hereby, the Plans shall continue in full force and effect.

        IN WITNESS WHEREOF, BankAmerica Corporation has caused this Instrument to be executed by its duly authorized officer as of the 1st day of October, 1998.

                                    BANKAMERICA CORPORATION


                                    By:    /s/ C. J. Cooley
                                    -------------------------------------------
                                    C. J. Cooley, Principal Corporate Personnel
                                    Officer

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